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                                                                      EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our reports dated May 10, 1999 included in this Form 10-K into Equitrac Corporation's previously filed Form S-8 Registration Statements File Nos. 33-49656 and 333-12307.



ARTHUR ANDERSEN LLP


Miami, Florida,
  May 25, 1999.